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                                                                  Exhibit 10.22

                            JOINT EXCHANGE AGREEMENT

This JOINT EXCHANGE AGREEMENT ("EXCHANGE AGREEMENT") is made as of this 2nd day of July, 1998, by and among STC BROADCASTING, INC., a Delaware corporation ("STC BROADCASTING"), STC BROADCASTING OF VERMONT, INC., a Delaware corporation and a wholly-owned subsidiary of STC Broadcasting ("STCBV"), STC LICENSE COMPANY, a Delaware corporation and wholly-owned subsidiary of STC Broadcasting ("STC LICENSE COMPANY"), and STC BROADCASTING OF VERMONT SUBSIDIARY, INC., a Delaware corporation and wholly-owned subsidiary of STCBV ("STCBV SUB"), SMITH ACQUISITION COMPANY (d/b/a WNAC-TV), a Delaware corporation ("SAC"), SMITH ACQUISITION LICENSE COMPANY, a Delaware corporation and wholly-owned subsidiary of SAC ("SALC") (STC Broadcasting, STCBV, STC License Company, STCBV Sub, SAC and SALC are collectively referred to herein as the "STC OWNERS"), HEARST-ARGYLE STATIONS, INC., a Nevada corporation (the "HAT OWNER") and CHICAGO DEFERRED EXCHANGE CORPORATION, 171 North Clark Street, Ninth Floor, Chicago, Illinois 60601-3294 ("EXCHANGOR").

                                  WITNESSETH:

        WHEREAS, the HAT Owner and certain of the STC Owners are parties to that certain Asset Exchange Agreement, dated as of February 18, 1998, as amended (the "STC/HAT EXCHANGE AGREEMENT") pursuant to which the HAT Owner and such STC Owners agreed to exchange certain television broadcast stations; and

        WHEREAS, the HAT Owner and the STC Owners desire to retain the Exchangor as provided for herein in order to facilitate the exchanges contemplated by the STC/HAT Exchange Agreement so that (a) all of the exchanges by HAT under the STC/HAT Exchange Agreement shall be exchanges for other property of like-kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code (the "Code") and the Treasury Regulations promulgated thereunder (the "Regulations"), and (b) certain of the exchanges by STC under the STC/HAT Exchange Agreement shall be exchanges for other property of like-kind and qualifying use within the meaning of Section 1031 of the Code and the Regulations; and

        WHEREAS, the HAT Owner owns the property legally described in Exhibit A attached hereto, referred to herein as the "HAT RELINQUISHED PROPERTY," and desires to exchange the HAT Relinquished Property, for other property of like-kind and qualifying use within the meaning of Section 1031 of the Code and the Regulations; and

        WHEREAS, Exchangor desires to acquire the HAT Relinquished Property in exchange for the property legally described in Exhibit B attached hereto, of like-kind and qualifying use within the



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meaning of Section 1031 of the Code and the Regulations, referred to herein as the "HAT REPLACEMENT PROPERTY"; and

        WHEREAS, it is the intention of the HAT Owner that Exchangor, subject to the terms and provisions of this Agreement and acting as a qualified intermediary, shall acquire the HAT Relinquished Property and transfer it to the STC Owners (as directed by the STC Owners), and shall acquire the HAT Replacement Property and transfer it to the HAT Owner, as provided in the QUALIFIED INTERMEDIARY SAFE HARBOR Regulations Section 1.1031(k)-1(g)(4);

        WHEREAS, the STC Owners own the property legally described in Exhibit C attached hereto, referred to herein as the "STC RELINQUISHED PROPERTY" and desire to exchange the STC Relinquished Property for other property of like-kind and qualifying use within the meaning of Section 1031 of the Code and the Regulations; and

        WHEREAS, Exchangor desires to acquire the STC Relinquished Property in exchange for the property legally described in Exhibit D attached hereto, of like-kind and qualifying use within the meaning of Section 1031 of the Code and the Regulations, referred to herein as the "STC REPLACEMENT PROPERTY"; and

        WHEREAS, it is the intention of the STC Owners that Exchangor, subject to the terms and provisions of this Agreement and acting as a qualified intermediary, shall acquire the STC Relinquished Property and transfer it to the HAT Owner (as directed by the HAT Owner), and shall acquire the STC Replacement Property and transfer it to the STC Owners (as directed by the STC Owners), as provided in the QUALIFIED INTERMEDIARY SAFE HARBOR Regulations
Section 1.1031(k)-1(g)(4).

        NOW, THEREFORE, in consideration of the mutual promises herein contained, Owner and Exchangor agree as follows:

                                  ARTICLE ONE

        A.     DESCRIPTION OF PROPERTIES

        The parties hereto acknowledge and agree that (a) the HAT Relinquished Property is comprised of all of the STC Replacement Property and certain additional assets of the HAT Owner as described in the STC/HAT Exchange Agreement, and (b) the HAT Replacement Property is comprised of all of the STC Relinquished Property and certain additional assets of the STC Owners as described in the STC/HAT Exchange Agreement.

        B.     ASSIGNMENT OF STC/HAT EXCHANGE AGREEMENT FOR RELINQUISHED
               PROPERTY

        1. HAT Owner agrees to transfer (as permitted in Regulations Section 1.1031(k)-1(g)(4)(iii)) the HAT Relinquished Property to Exchangor and Exchangor agrees to acquire (as permitted in Regulations Section
1.1031(k)-1(g)(4)(iii)) the HAT Relinquished Property upon the


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terms and conditions set forth in this Exchange Agreement. The HAT Relinquished
Property shall be transferred to Exchangor subject to the right of the STC Owners to acquire the HAT Relinquished Property pursuant to the STC/HAT
Exchange Agreement. The STC/HAT Exchange Agreement is attached hereto as
Exhibit E and is incorporated herein by reference.

        2. HAT Owner agrees to assign to Exchangor all of the HAT Owner's rights (but not its obligations) in the STC/HAT Exchange Agreement which relate to the HAT Relinquished Property, and Exchangor agrees to accept assignment from HAT Owner of HAT Owner's rights (but not its obligations) in the STC/HAT Exchange Agreement which relate to the HAT Relinquished Property.

        3. STC Owners agree to transfer (as permitted in Regulations Section 1.1031(k)-1(g)(4)(iii)) the HAT Replacement Property (including the STC Relinquished Property) to Exchangor and Exchangor agrees to acquire (as permitted in Regulations Section 1.1031(k)-1(g)(4)(iii)) the HAT Replacement Property (including the STC Relinquished Property) upon the terms and conditions set forth in this Exchange Agreement. The HAT Replacement Property (including the STC Relinquished Property) shall be transferred to Exchangor subject to the right of the HAT Owner to acquire the HAT Replacement Property (including the STC Relinquished Property) pursuant to the STC/HAT Exchange Agreement.

        4. STC Owners agree to assign to Exchangor, all of the STC Owners' rights (but not their obligations) in the STC/HAT Exchange Agreement which relate to the HAT Replacement Property (including the STC Relinquished Property), and Exchangor agrees to accept assignment from the STC Owners of the STC Owners' rights (but not their obligations) in the STC/HAT Exchange Agreement which relate to the HAT Replacement Property (including the STC Relinquished Property).

        5. Anything to the contrary contained in this Agreement notwithstanding, immediately after the Property Closing Date, Exchangor agrees to re-assign to HAT Owner all of the HAT Owner's remaining rights in the STC/HAT Exchange Agreement which have been assigned to the Exchangor by the HAT Owner, and HAT Owner agrees to accept reassignment from Exchangor of HAT Owner's remaining rights in the STC/HAT Exchange Agreement.

               Anything to the contrary contained in this Agreement notwithstanding, immediately after the Property Closing Date, Exchangor agrees to re-assign to STC Owners all of the STC Owners' remaining rights in the STC/HAT Exchange Agreement which have been assigned to the Exchangor by the STC Owners, and STC Owners agree to accept re-assignment from Exchangor of the STC Owners' remaining rights in the STC/HAT Exchange Agreement.

        C.     ACKNOWLEDGMENTS

        Subject to Paragraph B(5) of Article One, the STC Owners acknowledge and agree that the HAT Owner's rights in the STC/HAT Exchange Agreement which relate to the HAT Relinquished Property have been assigned to Exchangor. Subject to Paragraph B(5) of Article One, the HAT Owner acknowledges and agrees that the STC Owners' rights in the STC/HAT Exchange Agreement which relate to the HAT Replacement Property (including the STC Relinquished


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Property) have been assigned to Exchangor. The parties further acknowledge and agree that the Cash Consideration (as defined in the STC/HAT Exchange Agreement) (i) shall not be transferred to the Exchangor, (ii) shall not be included in the HAT Relinquished Property and/or the STC Replacement Property, and (iii) shall be transferred directly from HAT Owner to the STC Owner pursuant to the terms of the STC/HAT Exchange Agreement and consistent with Regulation Section 1.1031(k)-1(g)(4)(vii). No consideration that is not like kind property and that is allocable to the STC Relinquished Property will be received by the STC Owners from Exchangor prior to receipt of the STC Replacement Property.

                                  ARTICLE TWO

        A.     EXCHANGE CONSIDERATION

        In consideration for the transfer of the HAT Relinquished Property to Exchangor by HAT Owner, Exchangor shall acquire the HAT Replacement Property and transfer it to HAT Owner within the time period specified in Regulations
Section 1.1031(k)-1(b)(2)(ii). In consideration for the transfer of the HAT Replacement Property (including the STC Relinquished Property) to Exchangor by the STC Owners, Exchangor shall acquire the HAT Relinquished Property (including the STC Replacement Property) and transfer it to the STC Owners within the time period specified in Regulations Section 1.1031(k)-1(b)(2)(ii).

        B.     IDENTIFICATION OF REPLACEMENT PROPERTY

        Pursuant to the terms and conditions hereof, (1) HAT owner hereby identifies the property legally described in Exhibit B attached hereto as the HAT Replacement Property, and (2) the STC Owners hereby identify the property legally described in Exhibit D attached hereto as the STC Replacement Property. Exchangor acknowledges and agrees that pursuant to the preceding sentence and the terms and conditions of this Exchange Agreement: (1) HAT Owner has identified the HAT Replacement Property in a manner described by Regulations Sections 1.1031(k)-1(c)(1) and (2), and (2) STC Owners have identified the STC Replacement Property in a manner described by Regulations Sections 1.1031(k)-1(c)(1) and (2).

        C.     ASSIGNMENT OF STC/HAT EXCHANGE AGREEMENT FOR REPLACEMENT PROPERTY

        1. Subject to Paragraph B(5) of Article One, HAT Owner agrees to assign to Exchangor, all of the HAT Owner's rights (but not its obligations) in the STC/HAT Exchange Agreement which relate to the HAT Replacement Property within the time period specified in Regulations Section 1.1031(k)-1(b)(2)(ii). It is understood and agreed by HAT Owner that Exchangor shall be under no obligation to execute or take assignment of any contract, or to do any other act or thing contemplated by this Agreement or the STC/HAT Exchange Agreement without, in each case, receiving a written instrument from HAT Owner in form and substance satisfactory to Exchangor, which written instrument shall contain such directions, releases, representations, warranties and indemnities as Exchangor shall reasonably require.


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        2. Subject to Paragraph B(5) of Article One, STC Owners agree to assign to Exchangor, all of the STC Owner's rights (but not their obligations) in the STC/HAT Exchange Agreement which relate to the HAT Relinquished Property (including the STC Replacement Property) within the time period specified in Regulations Section 1.1031(k)-1(b)(2)(ii). It is understood and agreed by the STC Owners that Exchangor shall be under no obligation to execute or take assignment of any contract, or to do any other act or thing contemplated by this Agreement or the STC/HAT Exchange Agreement without, in each case, receiving a written instrument from the STC Owners in form and substance satisfactory to Exchangor, which written instrument shall contain such directions, releases, representations, warranties and indemnities as Exchangor shall reasonably require.

        3. Subject to Paragraph B(5) of Article One, the STC Owners acknowledge and agree that the HAT Owner's rights in the STC/HAT Exchange Agreement which relate to the HAT Replacement Property have been assigned to Exchangor. Subject to Paragraph B(5) of Article One, the HAT Owner acknowledges and agrees that the STC Owners' rights in the STC/HAT Exchange Agreement which relate to the HAT Relinquished Property (including the STC Replacement Property) have been assigned to Exchangor.

        D.     ADVANCED OR LOANED FUNDS

        In no event shall Exchangor be required to advance sums to purchase or transfer the HAT Replacement Property or the STC Replacement Property.

        E.     EXCHANGOR FEE

        As additional consideration for Exchangor's acquisition and transfer of any Relinquished Property or any Replacement Property, Exchangor shall receive an amount equal to $18,000. Exchangor shall also receive reasonable compensation for any special services which may be rendered by Exchangor. Such fees, charges and other compensation shall be paid to the Exchangor one-half by the HAT Owner and one-half by the STC Owners.

                                 ARTICLE THREE

        A.     PROPERTY CLOSING DATE

        The Relinquished Property Closing and the Replacement Property Closing shall take place on or about the date hereof (the "PROPERTY CLOSING DATE").

        B.     PROPERTY PRORATIONS

        With respect to the HAT Relinquished Property (including the STC Replacement Property), the same apportionments and adjustments shall be made as of the Property Closing Date between the HAT Owner and Exchangor as are made between Exchangor and the STC Owners pursuant to the STC/HAT Exchange Agreement. With respect to the HAT Replacement Property (including the STC Relinquished Property), the same apportionments and adjustments shall be made as of the


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Property Closing Date between the STC Owners and Exchangor as are made between
Exchangor and the HAT Owner pursuant to the STC/HAT Exchange Agreement.

        C.     CLOSING ADJUSTMENTS

        All adjustments and payments shall be made between the HAT Owner, STC Owners and Exchangor as of the Property Closing Date, as appropriate, by either
(i) good and sufficient certified check of Exchangor or Owner, as the case may be, drawn on a bank or banks which are members of the New York Clearing House,
(ii) official check or checks of such bank(s), or a combination of any such checks, or (iii) wire transfer of immediately available funds.

        D.     DIRECT DEEDING

        For purposes of this Exchange Agreement, a conveyance by HAT Owner to Exchangor, or by Exchangor to HAT Owner, includes, respectively, a direct conveyance from the HAT Owner to the STC Owners of the HAT Relinquished Property (including the STC Replacement Property), or from the STC Owners of the HAT Replacement Property (including the STC Relinquished Property) to HAT Owner, at the direction of, and in satisfaction of the obligations of Exchangor under this Exchange Agreement. The Exchangor shall for purposes of this Exchange Agreement be considered to have acquired the HAT Relinquished Property (including the STC Replacement Property) and transferred it to the STC Owners and to have acquired the HAT Replacement Property (including the STC Relinquished Property) and transferred it to the HAT Owner as provided by Regulations Sections 1.1031(k)-1(g)(4)(iii) and 1.1031(k)-1(g)(4)(iv).

        E.     ACQUISITION OF REPLACEMENT PROPERTY

        1. Exchangor agrees to proceed to acquire the HAT Replacement Property by closing the acquisition of the HAT Replacement Property as of the Property Closing Date, subject, however, at all times to all the terms of this Exchange Agreement and the STC/HAT Exchange Agreement. HAT Owner acknowledges that in connection with Exchangor's acquisition of the HAT Replacement Property, Exchangor shall have the right to disclose to the STC Owners that Exchangor is, and is only acting as, HAT Owner's qualified intermediary within the meaning of the Regulations. HAT Owner shall indemnify and hold Exchangor harmless from any and all liability to the STC Owners, except for any matters relating to the willful misconduct or gross negligence of Exchangor. Exchangor shall transfer to HAT Owner all HAT Replacement Properties prior to the end of the Closing Date by direct deed from the STC Owners to HAT Owner.

        2. Exchangor agrees to proceed to acquire the HAT Relinquished Property (including the STC Replacement Property) by closing the acquisition of the HAT Relinquished Property (including the STC Replacement Property) as of the Property Closing Date, subject, however, at all times to all the terms of this Exchange Agreement and the STC/HAT Exchange Agreement. STC Owners acknowledge that in connection with Exchangor's acquisition of the HAT Relinquished Property (including the STC Replacement Property), Exchangor shall have the right to disclose to HAT Owner that Exchangor is, and is only acting as, STC Owners' qualified intermediary within the meaning of the Regulations. STC Owners shall indemnify and hold Exchangor harmless from any and all liability to HAT Owner, except for any matters relating to the willful misconduct or


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gross negligence of Exchangor. Exchangor shall transfer to STC Owner all HAT
Relinquished Property (including the STC Replacement Properties) prior to the end of the Property Closing Date by direct deed from the HAT Owner.

        F.     PARTIES INTENTIONS REGARDING "LIKE KIND" TREATMENT

        The HAT Owner and STC Owners intend that the following exchanges of assets pursuant to this Agreement and the STC/HAT Exchange Agreement shall qualify as like-kind and qualifying use under Section 1031 of the Code and the
Regulations: (i) for the STC Owners, the exchange by the STC Owners of the STC Relinquished Property for the STC Replacement Property, and (ii) for the HAT Owner, the exchange by the HAT Owner of the HAT Relinquished Property for the HAT Replacement Property. The parties acknowledge and agree that the exchange by the STC Owners pursuant to this Agreement and the STC/HAT Exchange Agreement of any HAT Replacement Property other than the STC Relinquished Property, is not intended to qualify for the STC Owners as like-kind and qualifying use under Section 1031 of the Code.

                                  ARTICLE FOUR

        A.     ADVANCES AND INDEMNITIES

        If for any reason whatsoever Exchangor shall make any payments or advances or incur any expenses pursuant to this Exchange Agreement or the STC/HAT Exchange Agreement, or shall incur any expenses by reason of being a party to any litigation in connection with or arising out of any of the terms and provisions of this Exchange Agreement or the STC/HAT Exchange Agreement, whether as a tax, or for breach of contract, injury to person or property, or fines or penalties under any law including, without limitation, under any federal, state or local law with respect to environmental matters or hazardous wastes, or otherwise, the STC Owners shall pay to Exchangor on demand, with interest at the Default Rate (as hereinafter defined), the amount of all such payments, advances or expenses made or incurred by Exchangor, plus all of Exchangor's out-of-pocket expenses and attorneys' fees. Exchangor shall not be obligated to pay any money under this Exchange Agreement or the STC/HAT Exchange Agreement to prosecute or defend any legal proceeding involving this Exchange Agreement or the STC/HAT Exchange Agreement unless it is furnished with sufficient funds or is indemnified by the HAT Owner and the STC Owners to Exchangor's satisfaction.

        B.     NO PERSONAL LIABILITY

        HAT Owner and STC Owners hereby agree that Exchangor shall not be required to assume or bear any personal obligation or liability in dealing with any Relinquished Property, any Replacement Property, the STC/HAT Exchange Agreement or to make itself liable for any damages, costs, expenses, fines or penalties relating or arising out of such properties or agreements. Exchangor shall not be liable for any loss, liability, expense or damage to any Replacement Property occasioned by its acts or omissions in good faith and in any event Exchangor shall be liable only for its own willful misconduct or gross negligence, but not for honest errors of


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judgment. All contracts, agreements or other instruments executed by Exchangor pursuant to this Exchange Agreement or the STC/HAT Exchange Agreement shall, as to HAT Owner and STC Owners and any person claiming by, through or under HAT Owner and STC Owners, be deemed to include a provision exculpating Exchangor from any personal liability thereunder (other than by reason of Exchangor's willful misconduct or gross negligence). STC Owners hereby agree that Exchangor shall be held harmless and fully indemnified by STC Owners for acting on behalf of the HAT Owner or STC Owners pursuant to the terms of this Exchange Agreement or the STC/HAT Exchange Agreement (other than by reason of Exchangor's willful misconduct or gross negligence) and this indemnity shall survive the termination of this Exchange Agreement. HAT Owner's and STC Owners' designation of Exchangor to act on HAT Owner's and STC Owners' behalf pursuant to the terms of this Exchange Agreement is intended to conform to, and shall be construed in a manner consistent with, Section 1031 of the Code and the Regulations thereunder. STC Owners shall transfer such additional funds to Exchangor as shall be necessary to protect Exchangor from any of the aforesaid liabilities or to enable the Exchangor to complete the conveyances of any Relinquished Property and any Replacement Property.

        C.     FAILURE OF REPLACEMENT PROPERTY

        1. Notwithstanding anything to the contrary contained herein, Exchangor shall not be in default under this Agreement and shall not be liable for any damages, losses or expenses incurred by HAT Owner, if (i) Exchangor fails to take any steps to locate or negotiate for HAT Replacement Property or borrow or locate funds to acquire HAT Replacement Property, (ii) any HAT Replacement Property fails to qualify as "like-kind" property, or (iii) the transaction otherwise fails, for any reason, to afford HAT Owner the benefits of Section 1031 of the Code.

        2. Notwithstanding anything to the contrary contained herein, Exchangor shall not be in default under this Agreement and shall not be liable for any damages, losses or expenses incurred by STC Owners, if (i) Exchangor fails to take any steps to locate or negotiate for the HAT Relinquished Property (including the STC Replacement Property) or borrow or locate funds to acquire the HAT Relinquished Property (including the STC Replacement Property), (ii) any STC Replacement Property fails to qualify as "like-kind" property, or (iii) the transaction otherwise fails, for any reason, to afford STC Owners the benefits of Section 1031 of the Code for the STC Relinquished Property and the STC Replacement Property.

        D.     AUTHORITY

        HAT Owner represents and warrants to Exchangor that HAT Owner is duly authorized to enter into this Exchange Agreement and to consummate the proposed transactions contemplated hereunder. STC Owners represent and warrant to Exchangor that the STC Owners are fully authorized to enter into this Exchange Agreement and to consummate the proposed transactions contemplated hereunder.

        E.     OWNER'S DUE DILIGENCE

        1. Exchangor makes no representation or warranty that the exchange contemplated by this Exchange Agreement or the STC/HAT Exchange Agreement qualifies, in whole or in part as a


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like-kind exchange within the meaning of Section 1031 of the Code. HAT Owner is solely responsible for all tax consequences arising out of this Exchange Agreement or the STC/HAT Exchange Agreement. HAT Owner hereby represents to Exchangor that it has obtained independent professional advice from an attorney (or other advisor), who has reviewed this Exchange Agreement and associated documents regarding federal, state and local tax, legal and practical consequences of the transactions contemplated by this Exchange Agreement and the STC/HAT Exchange Agreement, and HAT Owner expressly acknowledges and agrees that HAT Owner is not relying on any advice of Exchangor with respect to any of the matters set forth in this Exchange Agreement or as described under Section 1031 of the Code and the Regulations.

        2. Exchangor makes no representation or warranty that the exchange contemplated by this Exchange Agreement or the STC/HAT Exchange Agreement qualifies, in whole or in part as a like-kind exchange within the meaning of
Section 1031 of the Code. STC Owners are solely responsible for all tax consequences arising out of this Exchange Agreement or the STC/HAT Exchange Agreement. STC Owners hereby represent to Exchangor that they have obtained independent professional advice from an attorney (or other advisor), who has reviewed this Exchange Agreement and associated documents regarding federal, state and local tax, legal and practical consequences of the transactions contemplated by this Exchange Agreement and the STC/HAT Exchange Agreement, and STC Owners expressly acknowledge and agree that STC Owners are not relying on any advice of Exchangor with respect to any of the matters set forth in this Exchange Agreement or as described under Section 1031 of the Code and the Regulations.

                                  ARTICLE FIVE

        NOTICES

        Any notice, designation, consent, approval or other communication required or permitted to be given pursuant to the provisions of this Exchange Agreement ("NOTICE") shall be given in writing and shall be sent by certified or registered mail, Federal Express, overnight courier, or telecopier, addressed as follows:









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                      If to STC Owners:

                             STC Broadcasting, Inc.
                             3839 4th Street North, Suite 420
                             St. Petersburg, Florida  33703
                             Attn:  David Fitz
                             Telephone:   (813) 821-7346
                             Telecopier:  (813) 821-8092

                             with a copy (which shall not constitute notice) to:

                             Hogan & Hartson L.L.P.
                             555 Thirteenth Street, N.W.
                             Washington, D.C.  20004
                             Attn:  William S. Reyner, Jr., Esq.
                             Telephone:   (202) 637-6510
                             Telecopier:  (202) 637-5910

                      and to:

                             Hicks, Muse, Tate & Furst Incorporated
                             200 Crescent Court, Suite 1600
                             Dallas, Texas  75201
                             Attn:  Lawrence D. Stuart, Jr.
                             Telephone:   (214) 740-7365
                             Telecopier:  (214) 740-7355

                      If to HAT:

                             Hearst-Argyle Television, Inc.
                             959 Eighth Avenue
                             New York, New York  10019
                             Attn:  Dean H. Blythe
                             Telephone:   (212) 649-2307
                             Telecopier:  (212) 489-2314

                      with a copy (which shall not constitute notice) to:

                             Rogers & Wells LLP
                             200 Park Avenue
                             New York, New York  10166
                             Attn:  Steven A. Hobbs
                             Telephone:   (212) 878-8005
                             Telecopier:  (212) 878-8375


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                      If to Exchangor:

                     Chicago Deferred Exchange Corporation
                     171 North Clark Street, Ninth Floor
                     Chicago, Illinois 60601-3294
                     Attn: Miriam Golden
                     Telephone: (312) 223-2931
                     Telecopier: (312) 223-3301

Either party may, by Notice given in accordance with the provisions of this Article Six, designate any further or different address to which subsequent Notices shall be sent pursuant to the provisions of this Exchange Agreement. Any Notice shall be deemed to have been given on the date such Notice shall have been delivered. If such delivery shall be made on a Saturday, Sunday or holiday, said notice shall be deemed to have been given on the next succeeding business day.

                                  ARTICLE SIX

        A.     DEFAULT RATE

        For purposes of this Exchange Agreement and where expressly set forth herein, the term "Default Rate" shall mean the rate of interest then most recently announced by First National Bank of Chicago, at Chicago, Illinois, as its "prime rate" plus two percent (2%).

        B.     SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT

        This Exchange Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and except as otherwise herein provided, their assigns. This Exchange Agreement shall not be transferred or assigned by any party hereto without the prior written consent of the other parties hereto and any purported assignment in violation hereof shall be null and void. This Exchange Agreement, including all exhibits attached hereto and documents to be delivered pursuant hereto, shall constitute the entire agreement and understanding of the parties and there are no other prior or contemporary written or oral agreements, undertakings, promises, warranties or covenants not contained herein.

        C.     GOVERNING LAW

        This Exchange Agreement shall be governed by and construed under the law of the State of Illinois. This Exchange Agreement shall not be recorded or filed in the public records of the State of Illinois or any other government or quasi-governmental body or office without prior written consent of Exchangor.

        D.     FIRPTA CERTIFICATION AND OTHER MATTERS

        1. Owner hereby certifies under penalties of perjury that (i) HAT Owner is not a "FOREIGN PERSON" as defined by Section 1445 of the Code and the Regulations, (ii) HAT Owner's United States taxpayer identification number is 88-0326834, (iii) HAT Owner's address is

1325 Airmotive Drive, Suite 130, Reno, Nevada, 89502, and (iv) HAT Owner is not subject to backup withholding.

        2. STC Owners hereby certify under penalties of perjury that (i) none of the STC Owners is a "FOREIGN PERSON" as defined by Section 1445 of the Code and the Regulations, (ii) each of the STC Owner's United States taxpayer identification number is STC Broadcasting, Inc. - 75-2676358, STC License Company - 75-2688654, Smith Acquisition Company - 75-2676359, Smith Acquisition License Company - 75-2688660, (iii) each of the STC Owner's address is 3839 4th Street North, St. Petersburg, Florida 33703 and (iv) each STC Owner is not subject to backup withholding.

        E.     FURTHER ASSURANCES

        Each of the parties hereto shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or necessary to carry out the intent and purposes of this Exchange Agreement and which are not otherwise inconsistent with any of the terms of this Exchange Agreement.

        F.     RELATIONSHIP OF THE PARTIES

        Nothing herein contained shall be construed or is intended to make Exchangor, HAT Owner and STC Owners partners or joint venturers of or with one another and this Exchange Agreement is not intended to and does not constitute or result in a partnership agreement. This Exchange Agreement does not render Exchangor liable for the debts or obligations of HAT Owner or STC Owners, and Exchangor is acting solely on behalf of HAT Owner and STC Owners.

        G.     REMEDIES CUMULATIVE; WAIVER

        All rights, remedies or privileges afforded the Exchangor shall be deemed cumulative and not exclusive and the exercise of any one of such remedies shall not be deemed to be a waiver of any other right, remedy or privilege provided for herein or available at law or in equity. No failure by Exchangor to exercise, or delay by Exchangor in exercising, any right, remedy or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, remedy or privilege. No notice to or demand on HAT Owner or STC Owners shall, in itself, entitle HAT Owner or STC Owners to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Exchangor under this Exchange Agreement.

        H.     THIRD PARTY BENEFICIARY

        None of the provisions of this Exchange Agreement shall be for the benefit of or enforceable by any creditor of the parties hereto or for the benefit of or enforceable by any third party.

        I.     SURVIVAL

        The covenants and agreements contained in this Exchange Agreement, including, without limitation, any indemnities contained herein shall survive the termination of this Exchange Agreement and the consummation of the transactions contemplated hereby. All representations, warranties, covenants and agreements made herein or in any certificate or other document furnished to a party hereto pursuant to or in anticipation of this Exchange Agreement shall be deemed to have been relied upon by the party to whom such certificate or other document is furnished notwithstanding any investigation heretofore or hereafter made, and shall continue in full force and effect as long as there remains unperformed any obligation hereunder.

        J.     ATTORNEY'S FEES

        If Exchangor commences an action against or defends an action to enforce any of the terms hereof or because of the purported breach of any of the terms hereof, then Exchangor shall be entitled to receive from HAT Owner and STC Owners full reimbursement of its attorneys' fees and other costs and expenses incurred in connection with the prosecution or defense of such action.

        K.     LITIGATION AND OTHER DISPUTE RESOLUTION

        The Circuit Court of Cook County, Illinois shall have non-exclusive jurisdiction over any suit between the parties arising out of or in any way relating to the subject matter of this Exchange Agreement. The parties hereby consent to the jurisdiction of that court and waive any objection to venue in that court. Moreover, the parties waive any right to trial by jury on any claim or counterclaim with respect to any matter arising out of or in any way relating to the subject matter of this Exchange Agreement.

        L.     FORCE MAJEURE

        Exchangor shall not be liable to HAT Owner or STC Owners for any failure or delay in performance if such failure or delay is occasioned by (i) compliance with government regulation, request or order, or (ii) circumstances beyond the reasonable control of Exchangor, including but not limited to, Act of God, war, insurrection, fire, flood, earthquake, accident, strike or other labor disturbance, interruption of or delay in transportation or power failure.

        M.     COUNTERPARTS

        This Exchange Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto set their hand and seals as of the day and year first above written.

                                            STC BROADCASTING, INC.

                                            By:  /s/ David A. Fitz
                                               --------------------------------
                                                David A. Fitz
                                                Chief Financial Officer


                                            STC LICENSE COMPANY

                                            By: /s/ David A. Fitz
                                               --------------------------------
                                                David A. Fitz
                                                Chief Financial Officer


                                            STC BROADCASTING OF VERMONT, INC.

                                            By: /s/ David A. Fitz
                                               --------------------------------
                                                David A. Fitz
                                                Chief Financial Officer


                                            STC BROADCASTING OF VERMONT
                                            SUBSIDIARY, INC.

                                            By:  /s/ David A. Fitz
                                               --------------------------------
                                                David A. Fitz
                                                Chief Financial Officer

                                            SMITH ACQUISITION COMPANY
                                            (d/b/a WNAC-TV)

                                            By: /s/ David A. Fitz
                                               --------------------------------
                                                David A. Fitz
                                                Chief Financial Officer


                                            SMITH ACQUISITION LICENSE COMPANY

                                            By: /s/ David A. Fitz
                                               --------------------------------
                                                David A. Fitz
                                                Chief Financial Officer


                                            HEARST-ARGYLE STATIONS, INC.

                                            By:  /s/ Dean H. Blythe
                                               --------------------------------
                                            Name:  Dean H. Blythe
                                            Title:  Senior Vice President


                                            CHICAGO DEFERRED EXCHANGE
                                            CORPORATION

                                            By: /s/ Miriam Golden
                                               --------------------------------
                                            Name:  Miriam Golden
                                            Title:  Vice President

                                   EXHIBIT A

                           HAT RELINQUISHED PROPERTY

           HAT Assets (as defined in the STC/HAT Exchange Agreement)

                                   EXHIBIT B

                            HAT REPLACEMENT PROPERTY

           STC Assets (as defined in the STC/HAT Exchange Agreement)

                                   EXHIBIT C

                           STC RELINQUISHED PROPERTY

              KSBW (as defined in the STC/HAT Exchange Agreement)

                                   EXHIBIT D

                            STC REPLACEMENT PROPERTY

              WDTN (as defined in the STC/HAT Exchange Agreement)